UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 23, 2018

Date of report (date of earliest event reported)

Surgery Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37576	47-3620923
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

310 Seven Springs Way, Suite 500

Brentwood, Tennessee 37027

(Address of principal executive offices) (Zip Code)

(615) 234-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 23, 2018, Surgery Partners, Inc. (the “Company”) announced that SP Holdco I, Inc., a Delaware corporation (“Holdings”), and Surgery Center Holdings, Inc., a Delaware corporation (the “Borrower”), each a wholly-owned subsidiary of the Company, together with certain wholly-owned subsidiaries of the Borrower, entered into an incremental term loan amendment, dated as of October 23, 2018 (“the Amendment”), with Jefferies Finance LLC, as administrative agent and collateral agent, and the other financial institutions party thereto from time to time, which amended and supplemented the credit agreement, dated as of August 31, 2017, by and among the Borrower, Holdings, certain wholly-owned subsidiaries of the Borrower party thereto from time to time, Jefferies Finance LLC, as administrative agent and collateral agent, and the other financial institutions party thereto from time to time (the “Credit Agreement”) to provide for a $180.0 million senior secured incremental term loan (the “Incremental Term Loan”).  The Incremental Term Loan was fully drawn on October 23, 2018 and bears interest at a rate per annum equal to (x) LIBOR plus a margin of 3.25% per annum or (y) an alternate base rate (which will be the highest of (i) the prime rate, (ii) 0.5% per annum above the federal funds effective rate, (iii) one-month LIBOR plus 1.00% per annum and (iv) 2.00% per annum) plus a margin of 2.25% per annum.  The Incremental Term Loan is subject to maturity, amortization and other terms consistent with the existing term loans outstanding under the Credit Agreement on the date of the Amendment.

The foregoing description of the Amendment is qualified in its entirety by the text of the Amendment, which is expected to be filed as an exhibit to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

Item 7.01 Regulation FD Disclosure

On October, 24, 2018, the Company put out a press release relating to the entry into the agreement governing the Incremental Term Loan.  The Company is furnishing this press release as Exhibit 99.1. The information in this Current Report and the exhibit hereto are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the Exchange Act) or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Registrant under the Securities Act of 1933 or the Exchange Act.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press release dated October 24, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surgery Partners, Inc.

By:	/s/ Jennifer Baldock
Jennifer Baldock Senior Vice President, General Counsel

Date:  October 24, 2018

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